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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 7, 1999
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                (Date of Report, Date of Earliest Event Reported)



                   Pacific Research & Engineering Corporation
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             (Exact name of registrant as specified in its charter)



                                   California
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                 (State or other jurisdiction of incorporation)



              001-11773                                     95-2638420
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      (Commission File Number)                 (IRS Employer Identification No.)



2070 Las Palmas Drive, Carlsbad, California                  92008
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  (address of principal executive offices)                 (Zip Code)



                                 (760) 438-3911
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              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

A.

         On September 12, 1999, Harris Corporation ("Harris"), through its wholly owned subsidiary, Space Coast Merger Corp. ("Merger Corp."), completed a cash tender offer for the outstanding shares of common stock at a price of $2.35 per share, the outstanding publicly-traded warrants at a price of $0.15 per warrant and certain other warrants at a price of $0.15 per each common share underlying such warrants, of Pacific Research & Engineering Corporation (the "Company"), pursuant to a tender offer provided for in an Agreement and Plan of Merger, dated as of August 2, 1999, by and among Harris, Merger Corp. and the Company. The details of the tender offer were disclosed in Harris' Tender Offer Statement on Schedule 14D-1, filed with the Securities and Exchange Commission (the "SEC") on August 9, 1999 and subsequently amended (the "Schedule 14D-1"), which is incorporated herein by reference, and also in the Company's Solicitation/Recommendation Statement on Schedule 14D-9, filed with the SEC on August 9, 1999. According to the Depositary's final report, 2,108,550 shares were validly tendered and not withdrawn as of the expiration of the tender offer, representing approximately 91.5% of the outstanding Company shares. The common stock of the Company is the only voting security of the Company which is outstanding.

         Merger Corp. purchased all of the shares and warrants validly tendered according to the terms of the tender offer. Because Merger Corp. owns more than 90% of the outstanding Company shares, Harris intends to acquire the remaining Company shares by way of a "short-form" merger, without any action required by Company shareholders.

         The aggregate amount of the consideration paid by Merger Corp. for such shares and warrants was approximately $5,045,148.30. The source of the consideration used to acquire the Company shares and warrants was cash provided by Harris from its funds on hand.

B.
         None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  1. Agreement and Plan of Merger dated as of August 2, 1999, by and among Harris Corporation, Space Coast Merger Corp. and Pacific Research & Engineering Corporation.

                  --------------------------------------------------------------
                  (1) Incorporated by reference from Harris Corporation's and Space Coast Merger Corp.'s Schedule 14D-1 filed with the SEC on August 9, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PACIFIC RESEARCH & ENGINEERING
                                     CORPORATION


Date:  September 21, 1999            By: /s/ Blake Clark
                                        ---------------------------
                                        Blake Clark
                                        Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit                            Description
-------                            -----------

1.       Agreement and Plan of Merger dated as of August 2, 1999, by and among
------ Harris Corporation, Space Coast Merger Corp. and Pacific Research & Engineering Corporation. (1)

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         (1) Incorporated by reference from Harris Corporation's and Space Coast
         Merger Corp.'s Schedule 14D-1 filed with the SEC on August 9, 1999.